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                                                                    Exhibit 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our Report dated February 25, 1998, included in this Form 10-K into the Company's previously filed Registration Statement on Form S-4 (File No. 333-64555).



                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
March 24, 2000